RECORDING REQUESTED BY                                   )
AND WHEN RECORDED                                        )
RETURN TO:                                               )
                                                         )
David C. Reamer                                          )
Skadden, Arps, Slate, Meagher &                          )
Flom                                                     )
919 Third Avenue                                         )
New York, New York 10022                                 )



                         FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS,
                                 SECURITY AGREEMENT AND FIXTURE FILING


                  THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment") is made as of June 20, 1996, by SALTON SEA POWER GENERATION L.P., a California limited partnership ("SSPG"), whose address is 302 South 36th Street, Suite 400-B, Omaha, Nebraska 68131, SALTON SEA BRINE PROCESSING L.P., a California limited partnership ("SSBP"), whose address is 302 South 36th Street, Suite 400-B, Omaha, Nebraska 68131 and FISH LAKE POWER COMPANY, a Delaware corporation ("Fish Lake"), whose address is 302 South 36th Street, Suite 400-F, Omaha, Nebraska 68131, jointly and severally as trustor (collectively "Trustor"), to CHICAGO TITLE COMPANY, whose address is 925 B Street, San Diego, California 92101, as trustee ("Trustee"), and in favor of CHEMICAL TRUST COMPANY OF CALIFORNIA, a California corporation, whose address is 50 California Street, 10th Floor, San
Francisco, California 94111, as beneficiary ("Beneficiary") acting in its capacity as collateral agent for and on behalf of Salton Sea Funding Corporation, a Delaware corporation ("Funding Corporation") and the Secured Parties (the "Secured Parties") under that certain Collateral Agency and Intercreditor Agreement by and among Beneficiary, Funding Corporation, the Secured Parties and the other parties named therein (the "Intercreditor Agreement") and that certain Trust Indenture dated as of July 21, 1995 by and between Funding Corporation and Beneficiary, as trustee, as the same may be amended, modified or supplemented, including by that certain Second Supplemental Trust Indenture dated as of even date herewith (as so amended, modified or supplemented, the "Indenture"). Capitalized terms used and not defined herein shall have the meanings set forth in the Indenture.

                                                     RECITALS

                  WHEREAS, Funding Corporation is a corporation established for the sole purpose of making loans to the Guarantors from proceeds of the issuance of notes and bonds (collectively, the "Securities") in its individual capacity as principal and as agent acting on behalf of the Guarantors pursuant to the Indenture; and

                  WHEREAS, on July 21, 1995 the Funding Corporation issued and sold Securities in the aggregate principal amount of $475 Million (the "Initial Securities"); and

                  WHEREAS, in connection with the issuance and sale of the Initial Securities, Trustor entered into the Salton Sea Secured Guarantee dated as of July 21, 1995 in favor of Beneficiary (the "Salton Sea Secured Guarantee") whereby Trustor guaranteed certain of the obligations of Funding Corporation under the Initial Securities; and

                  WHEREAS, in order to secure its obligations under the Salton Sea Secured Guarantee and the other Financing Documents, Trustor has, among other things, entered into that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing in favor of Trustee and for the benefit of Beneficiary (the "Deed of Trust") dated as of July 21, 1995 which was recorded on July 21, 1995, as instrument no. 95015970, in the official records of Imperial County, California; and

                  WHEREAS, Funding Corporation has simultaneously with the execution and delivery of this Amendment issued and sold Securities in the aggregate principal amount of $135 Million (the "Additional Securities"); and

                  WHEREAS, in connection with the issuance and sale of the Additional Securities, Trustor entered into various agreements and amendments to the Financing Documents, including that certain Agreement Regarding Security Documents dated as of the date hereof, by and among Trustor, Beneficiary and the other parties named therein (the "Agreement Regarding Security Documents") supplementing the Salton Sea Secured Guarantee and acknowledging that the obligations guaranteed by the Salton Sea Secured Guarantee include the obligations of Funding Corporation under the Additional Securities; and

                  WHEREAS, the parties wish to amend the Deed of Trust to expressly provide that it secures Trustor's obligations under the Salton Sea Secured Guarantee and the other Financing Documents, as so amended, modified or supplemented, including pursuant to the Agreement Regarding Security Documents.

                                                     AGREEMENT

                  NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Financing Documents. The term Financing Documents, as used in the Deed of Trust, is hereby expressly made to include (to the extent it does not now so include), without limitation: (a) the Salton Sea Secured Guarantee, as amended, modified or supplemented by the Agreement Regarding Security Documents, and as otherwise amended, modified or supplemented from time to time, (b) the Depositary Agreement, as amended, modified or supplemented by that certain Amendment No. 1 to Deposit and Disbursement Agreement dated as of the date hereof, and as otherwise amended, modified or supplemented from time to time, by and among Trustor, Beneficiary and the other parties named therein, (c) the Intercreditor Agreement, as amended, modified or supplemented by that certain First Amendment to Collateral Agency and Intercreditor Agreement dated as of the date hereof, and as otherwise amended, modified or supplemented from time to time, by and among Trustor, Beneficiary and the other parties named therein and (d) the Exchange and Registration Rights Agreement dated as of the date hereof, between Funding Corporation and the initial purchaser named therein.

                  2. Effect of This Amendment. On and after the date of this Amendment, each reference in the Deed of Trust to the Deed of Trust, shall mean the Deed of Trust as amended hereby. Except as specifically amended above, the Deed of Trust shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Beneficiary or any of the Secured Parties nor constitute a waiver of any provision of the Deed of Trust.

                  3. Headings. The headings, titles and captions of various Sections of this Amendment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  4. Governing Law. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                  5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed, and this Amendment shall be effective, as of the day and year first above written.

                              SALTON SEA POWER GENERATION L.P.,
                              a California limited partnership

                              By:     SALTON SEA POWER COMPANY,
                                      a Nevada corporation, its general partner


                                      By:    /s/ John G. Sylvia
                                      Name:  John G. Sylvia
                                      Title: Senior Vice President


                                                     SALTON SEA BRINE
PROCESSING L.P.,
                              a California limited partnership

                              By:     SALTON SEA POWER COMPANY,
                                      a Nevada corporation, its general partner


                                      By:    /s/ John G. Sylvia
                                      Name:  John G. Sylvia
                                      Title: Senior Vice President


                              FISH LAKE POWER COMPANY,
                              a Delaware corporation


                              By:    /s/ John G. Sylvia
                              Name:  John G. Sylvia
                              Title: Senior Vice President

                              CHEMICAL TRUST COMPANY OF
                              CALIFORNIA,
                              a California corporation,
                              as Collateral Agent



                              By:    /s/ Rose Maravilla
                              Name:  R.I. Maravilla
                              Title: Assistant Vice President

STATE OF  NEW YORK)
                  )
COUNTY OF NEW YORK)

         On June 20, 1996, before me, Patricia Peterson, Notary Public, personally appeared R.I. Maravilla, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


       /s/ Patricia Peterson
- ------------------------------------
           Notary/Public



STATE OF  NEW YORK)
                  )
COUNTY OF NEW YORK)


         On June 20, 1996, before me, Patricia Peterson, Notary Public, personally appeared John Sylvia, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


       /s/ Patricia Peterson
- ------------------------------------
           Notary/Public



STATE OF  NEW YORK)
                  )
COUNTY OF NEW YORK)


         On June 20, 1996, before me, Patricia Peterson, Notary Public, personally appeared R.I. Maravilla, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

       /s/ Patricia Peterson
- ------------------------------------
           Notary/Public

STATE OF   NEW YORK)
                   )
COUNTY OF  NEW YORK)


         On June 20, 1996, before me, Patricia Peterson, Notary Public, personally appeared John Sylvia, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


       /s/ Patricia Peterson
- ------------------------------------
           Notary/Public